SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

December 16, 2011
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Date of Report (date of earliest event reported)

Amber Resources Company of Colorado
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Exact name of Registrant as Specified in its Charter

Delaware	0-08874	84-0750506
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State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

370 17th Street, Suite 4300 Denver, Colorado 80202
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

     On December 16, 2011, Amber Resources Company of Colorado (“Amber”) filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The filing, Case No. 11-11-14013 (KJC), was filed in connection with other filings made by Delta Petroleum Corporation and its subsidiaries.

     The Company will continue to operate it business as a debtor-in-possession under the jurisdiction of the bankruptcy court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the bankruptcy court.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBER RESOURCES COMPANY OF COLORADO

Date: December 22, 2011	By: /s/ Stanley F. Freedman
Stanley F. Freedman, Executive Vice President and Secretary